SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  February 3, 2004

Ocean Resources, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

0-49750	33-0857223
(Commission File Number)	(I.R.S. Employer Identification No.)

2705 Canton Street Dallas, Texas	75226
(Address of Principal Executive Offices)	(Zip Code)

(469) 227-7806
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events and Regulation FD Disclosure.

On February 3, 2004, Ocean Resources, Inc. (the “Company”) issued a press release announcing the acquisition of a recovery vessel, the “Ocean Boomer” and remotely operated vehicle an Abyssub 5000.  Details are included in the press release attached hereto as Exhibit 99.1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ocean Resources, Inc.
(Registrant)

Date:	February 4, 2004	By:	/s/ Dennis McLaughlin
Dennis McLaughlin,
Chief Executive Officer